SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2003
Date of Report (Date of earliest event reported)

Commission File Number 000-26839

SNAP 2 CORPORATION
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0407246 (IRS Employer Identification No.)

6767 West Tropicana Avenue, Suite 203
Las Vegas, Nevada  89103
(Address of principal executive offices)

(702) 682-3330
(Issuer's telephone number)

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                        Not applicable.

ITEM 5.          OTHER EVENTS.

By approval of the Board of Directors of Snap2 Corp. the Board has authorized a reverse split of ten shares to one share.  This action was approved on August 20, 2003 and to be effective by September 4, 2003.

ITEM 6.          RESIGNATIONS OF DIRECTORS.

                        Not applicable.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                        Not applicable.

ITEM 8.          CHANGE IN FISCAL YEAR:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP2 CORPORATION
Dated: August 3, 2003	By:/s/Kevin Johnson Kevin Johnson, C.E.O.